Berwyn Income Fund (BERIX)
Summary Prospectus	March 1, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at http:// www.berwynfunds.com/literature/. You may also obtain this information at no cost by calling 1-888-995-5505 or by sending an e-mail request to info@thekillengroup.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2017, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Berwyn Income Fund is to provide investors with current income; seeking to preserve capital is a secondary consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (Rule 12b-1) Fee	None
Other expenses	0.16%
Acquired fund fees and expenses	0.04%
Total annual fund operating expenses[1,2]	0.70%
Fee waiver and/or expense reimbursements[2]	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1,2]	0.68%

1

The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.64% of the average daily net assets of the Fund’s shares. This agreement is in effect until April 29, 2018, and it may be terminated after the initial two year period only by the Trust’s Board of Trustees. After the initial two year period this agreement is in effect, the Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund after the initial two year period, in each case for a period ending three full fiscal years after the date of the waiver or payment. The expense limitation agreement of the Fund may be terminated prior to the end of the initial two year period if the investment advisory agreement is terminated (i) by the Trust upon 60 days’ notice to the Fund’s advisor provided such termination was directed or approved by a vote of a majority of the Trustees of the Trust or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the advisor upon 60 days’ notice to the Trust; or (iii) by an assignment of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$69	$221	$387	$868

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The Fund may invest in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-back securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks, including securities issued by real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). Certain of the Fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The Fund invests in securities that the Fund’s investment advisor believes are undervalued. The Fund may invest any percentage of its net assets in the foregoing securities as the investment advisor deems appropriate, except that the Fund’s advisor will not purchase a common stock if it would cause the aggregate value of the common stocks that the Fund owns to exceed 30% of the Fund’s net assets. The advisor is not required to sell any common stocks owned by the Fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the Fund’s other securities.

When selecting corporate bonds, the advisor will consider the rating the bond has received from Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Ltd. (“Fitch”). The advisor may invest in fixed income securities of any maturity or credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the advisor to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the advisor to be of comparable credit quality). The advisor may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933.

The advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Fund will usually vary from three to seven years. The advisor has the discretion to vary the duration of the portfolio in order to seek to take advantage of prevailing trends in interest rates.

The Fund may invest in common stocks, subject to the 30% limit described above, and in preferred stocks when the advisor deems it appropriate. The portfolio allocations to preferred and common stocks are determined by the advisor based upon its evaluation of the bond market. The outlook for the economy generally is also a consideration. During periods of economic strength, greater emphasis may be placed on preferred and common stocks than on other investments. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the advisor believes are offering an above average yield, in comparison to other preferred stocks of the same quality; and (2) preferred stocks that the advisor believes offer the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased.

Common stocks are generally selected based on one of three value-based criteria: (1) stocks selling substantially below their book values; (2) stocks judged by the advisor to be selling at low valuations to their present earnings levels; and (3) stocks judged by the advisor to have above average growth prospectus and to be selling at small premiums to their book values or at modest valuations based on their present earnings levels. In addition, the Fund will only purchase common stocks that pay cash dividends. If a common stock stops paying dividends after its purchase by the Fund, the Fund would not be required to sell the stock. The advisor may purchase ETFs designed to track equity and fixed income securities indices to manage the Fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. The expenses associated with investing in ETFs are typically lower than the expenses associated with investing in individual stocks.

The method of stock selection used by the Fund may result in the Fund selecting stocks that are currently out of favor with most other investors. The Fund may invest in the securities of lesser-known companies. In addition, the Fund invests only in common stocks listed on national securities exchanges or quoted on the over-the-counter market.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Interest rate risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower-rated securities being more sensitive than shorter-term and higher-rated securities. For example, the price of a security with a seven-year duration would be expected to drop by approximately 7% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

High yield (“junk”) bond risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. Junk bonds have a higher risk of default than other fixed income securities and are considered predominantly speculative.

Equity securities risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Preferred stock risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Convertible securities risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Value-oriented investment strategies risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

ETF risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

REIT risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Restricted securities risk. The Fund may not be able to sell a restricted security (i.e., a 144A security) when the Advisor considers it desirable to do so or may have to sell such a security at a lower price than the Advisor considers desirable. A restricted security which was liquid when purchased may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities than for more liquid securities.

U.S. Government obligations risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Municipal securities risk — Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of the Citigroup Broad Investment Grade Bond Index and BofA Merrill Lynch High Yield Master II Index, each a broad-based measure of market performance that has characteristics relevant to the Fund’s investment strategies, and the Lipper Income Fund Index, an index of funds with similar investment objectives as the Fund. Updated performance information is available at the Fund’s website, www.berwynfunds.com/our-funds or by calling the Fund at 1-888-995-5505.

The Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Predecessor Fund”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the bar chart and the performance table below for the period prior to April 29, 2016, reflect the performance of the Predecessor Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (Before Taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV	12.44%	Quarter ended 06/30/2009
Lowest Calendar Quarter Return at NAV	(8.09)%	Quarter ended 12/31/2008

Average Annual Total Returns (for periods ended December 31, 2016)	1 Year	5 Years	10 Years
Return Before Taxes	8.73%	6.32%	6.77%
Return After Taxes on Distributions*	7.79%	4.86%	5.18%
Return After Taxes on Distributions and Sale of Fund Shares*	5.29%	4.64%	4.98%
Citigroup Broad Investment Grade Bond Index (reflects no deduction for fees, expenses or taxes)	2.66%	2.22%	4.43%
Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	17.49%	7.35%	7.34%
Lipper Income Fund Index	6.86%	5.93%	4.34%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Chartwell Investment Partners, LLC (the “Advisor” or “Chartwell”).

Portfolio Managers

The portfolio management team is comprised of George Cipolloni, III, CFA and Mark J. Saylor, CFA. They are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Each of Messrs. Cipolloni and Saylor has served as a member of the Fund’s and Predecessor Fund’s portfolio management team since 2006 and 2014, respectively.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100

Fund shares are redeemable on any business day the New York Stock Exchange (“NYSE”) is open for business by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax- advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax- advantaged accounts may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.